Exhibit 99.3

4th Quarter 2005 Earnings Call February 23, 2006

John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management

This presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statements

4th Quarter Financial Results Funds From Operations Available to Common Shareholders - diluted, as adjusted 4th Quarter 2005 ? $61.5M or $0.51 per share Full Year 2005 ? $146.1M or $1.23 per share 2005 Company Guidance ? $1.15 to $1.20 Net Income to Common Shareholders - diluted 4th Quarter 2005 ? $14.5M or $0.14 per share Full Year 2005 ? $63.3M or $0.63 per share 2006 Company Guidance ? $1.25 to $1.40 FFO per share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying this morning's press release and in the "Fourth Quarter 2005 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income.

2005 Total Return 1.4% 4.9% 1.7% 17.9% 12.2% 12.1% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% Total Return NASDAQ S&P 500 DJIA CEI NAREIT All Equity MS REIT Index

Strategic Investments Crescent's Strategic Growth Platforms Modernized strategy - manage institutional capital Selectively develop Selectively finance - mezzanine Develop high-end second homes in resort locations Resort investments #2 Resort Residential #3 Canyon Ranch Enhance existing resorts Canyon Ranch Living and additional brand opportunities #1 Office "Lifestyle" Investments 2 Prong Strategy = 3 Growth Platforms

Gain on Sale of 5 Houston Center Development Joint-Venture Sold Results Commenced development in 2000 $108M, or $186 psf 580,875 SF Class A office property Houston Center Complex JPMorgan Asset Management (75%) Crescent (25%) Crescent receives development, management and leasing fees December 2005 $166M or $286 psf, record sales price Value created of $58M Crescent records $27M FFO gain, including $14M promote 46.7% Crescent IRR Crescent continues to receive fees for property management

Purchased Financial Plaza 16-story, 309,983 square-foot Class A office property Mesa / Superstition submarket of Phoenix Currently 90% leased Acquired property in January 2006 for $55.0M $178 psf 35% discount to replacement cost In JV structure, stabilized ROE is estimated 14.4% Financial Plaza

Recent Mezzanine Investments Yields as of 2/23/06 On February 1, 2006, we received $18.7 million in proceeds for the early pay-off of a mezzanine loan. Of the total proceeds, $17.3 million was for principal, $1.2 million prepayment premiums and $0.2 million for unpaid interest. Original maturity was March 1, 2007. (1) (2)

Investment Scorecard Investments made from Nov 2004 thru Feb 2006 (2) (3) (3) (3) Primarily Colorado mountain development: $81.5M; Tahoe development: $47.3M On 2/1/06, this loan was paid off. Loan held in Redtail Capital Partners joint venture (1)

(1) Excludes un-stabilized office properties. Office Property Results (1) Portfolio % leased occupancy and economic occupancy 90.8% leased occupancy as of December 31, 2005 88.5% economic occupancy as of December 31, 2005 Same-Store NOI growth 4th quarter 2005 ? (2.4%) GAAP / (1.8%) cash Full Year 2005 ? (1.5%) GAAP / (0.9%) cash Leasing activity 4th quarter 2005 ? 1.9 million total net rentable square feet leased ? Includes 0.8 million square feet renewed or re-leased, resulting in 5% increase in weighted average full-service rental rates over expiring rates Full Year 2005 ? 5.7million total net rentable square feet leased ? Includes 2.8 million square feet renewed or re-leased, resulting in flat weighted average full-service rental rates over expiring rates (1) Office statistics exclude unstabilized properties

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Las Vegas-Grubb & Ellis Market Results Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 12/31/05 (1) 93.7% 88.0% 91.8% 77.8% 95.0% 97.9% Market Economic Occupancy 12/31/05 83.7% 80.6% 84.8% 83.2% 88.7% 91.9% CEI Quoted Rental Rate 12/31/05 (1) $20.90 $24.74 $19.81 $23.57 $31.93 $33.42 Market Rental Rate 12/31/05 $20.45 $20.40 $20.44 $22.68 $29.39 $27.67 Market Absorption 4th Qtr 809,000 351,000 81,000 291,000 188,000 25,000 Deliveries 4th Qtr 123,000 130,000 0 0 0 127,000 Under Construction 12/31/05 - multi-tenant 439,000 2.2 M 364,000 148,000 328,000 22,500 Employment Growth Dec 04 - Dec 05 1.8% 1.4% 1.1% 2.1% 1.1% 7.0% (1) exclude unstabilized properties

Projected Employment Growth and Net Absorption for Major Markets Employment Growth % 2005 2006 projected Net Absorption Million SF Source: Reis, Inc., 4Q05

Resort Results Three Months ended December 31, 2005 2004 Same-Store NOI (in thousands) $7,405 $4,083 Weighted Average Occupancy 69% 62% Average Daily Rate $549 $540 Revenue Per Available Room $365 $322 Fairmont Sonoma Mission Inn & Spa Year ended December 31, 2005 2004 Same-Store NOI (in thousands) $34,342 $24,294 Weighted Average Occupancy 73% 69% Average Daily Rate $529 $501 Revenue Per Available Room $371 $331 Canyon Ranch - Tucson

Desert Mountain Crescent Resort Development Resort Residential Development Results Resort Residential Development Results Desert Mountain Residential lot sales ? 3 - 4th Quarter 2005; 40 - Full Year 2005 Average sales price per lot ? $1.5M - 4th Quarter 2005; $1.1M Full Year 2005 FFO contribution ? $1.2M - 4th Quarter 2005; $12.6M - Full Year 2005 Crescent Resort Development Residential unit sales ? 123 - 4th Quarter 2005; 228 - Full Year 2005 Average sales price per unit ? $1.5M - 4th Quarter 2005; $1.3M Full Year 2005 Residential lot sales ? 261 - 4th Quarter 2005; 545 - Full Year 2005 Average sales price per lot ? $249,000 - 4th Quarter 2005; $164,000 Full Year 2005 FFO contribution ? $21.1M - 4th Quarter 2005; $30.7M Full Year 2005

Resort Residential Supplement Highlights 2004 2005 2006 2007 2008 Crescent Residential FFO Crescent Resort Development, Inc. $14,000 $31,000 $16,000 $31,000 $53,000 Desert Mountain Development Corp. 16,000 13,000 20,000 19,000 14,000 Other Residential 1,000 - - 30,000 24,000 Total FFO $31,000 $44,000 $36,000 $80,000 $91,000 Crescent Cash Flow Total Cash Received $118,000 $205,000 $194,000 $313,000 $373,000 Cash Reinvested (150,000) (153,000) (167,000) (159,000) (64,000) Net Cash Available $(32,000) $52,000 $27,000 $154,000 $309,000 2004 2005 Crescent Net Asset Value $667,000 $957,000 Actual Estimated $ in thousands

2006 and Beyond 2006 FFO p/s Guidance $1.25 to $1.40 Full Year 2006 Guidance Low High Office $233,000 $238,000 Resort Residential Developments 35,000 38,000 Resort / Hotel 36,000 39,000 Mezzanine Investments 32,000 33,000 AmeriCold 19,000 21,000 Business Initiatives 14,000 17,000 Reinvestment of Cash Proceeds 9,000 12,000 Total FFO $154,500 $173,000 Total FFO per share $1.25 $1.40 1st Quarter 2006 Guidance FFO $23,500 $27,000 FFO per share $0.19 $0.22 $ in thousands (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying tthis morning's press release and in the "Fourth Quarter 2005 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income. (2) Refer to page 13 of the Fourth Quarter 2005 Supplemental Operating and Financial Data package for additional information on 2006 business drivers and a reconciliation of FFO to net income. (2) (1)